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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): June 12, 2002
                                                             -------------


                              AETHER SYSTEMS, INC.
                              --------------------
                           (Exact name of registrant)

                                    000-27707
                                    ---------
                             (Commission file number)

          Delaware                                     52-2186634
          --------                                     ----------
  (State of organization)               (I.R.S. Employer Identification Number)


               11460 Cronridge Drive, Owings Mills, Maryland 21117
               ---------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                                 --------------
                         (Registrant's telephone number)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 4      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Effective June 12, 2002, Aether Systems, Inc., a Delaware corporation (the "Company"), dismissed Ernst & Young LLP ("Ernst & Young") as independent accountants for its subsidiary Sila Communications Limited, a limited company incorporated under the laws of England and Wales ("Sila"), and engaged KPMG LLP ("KPMG") as Sila's new independent auditor. Because KPMG was the Company's independent auditor, the Company determined that it was more efficient to have KPMG serve as auditor of the subsidiary and, in order to comply with statutory procedures in the United Kingdom, requested that Ernst & Young resign as Sila's independent auditor. Ernst & Young submitted a resignation letter to Sila's Board of Directors which Sila's Board of Directors accepted on June 12, 2002; Sila's Board simultaneously appointed KPMG as Sila's independent auditor. The decision not to retain Ernst & Young and to engage KPMG was recommended by the Company's Audit Committee and approved by Sila's Board of Directors.

            Ernst & Young's reports on the financial statements of Sila did not, in either of the past two fiscal years, contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report.

            The Company provided Ernst & Young with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the SEC. Attached as Exhibit 16.1 to this Current Report on Form 8-K/A is a copy of Ernst & Young's letter, dated June 24, 2002, stating its agreement with such statements.

            During Sila's two most recent fiscal years and the subsequent interim period between December 31, 2001 and June 12, 2002, neither Sila nor the Company consulted with KPMG regarding any of the matters or events described in
Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


         Exhibit No.           Description
         -----------           -----------
         16.1           Letter of Ernst & Young LLP regarding change in
                        certifying accountants, dated June 24, 2002


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AETHER SYSTEMS, INC.


                                                BY:   /s/ David C. Reymann
                                                     --------------------------
                                                      David C. Reymann
                                                      Chief Financial Officer

Dated:  June 24, 2002